UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2013

Date of reporting period:	9/30/2013

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL STOCK INDEX FUND

ANNUAL REPORT • SEPTEMBER 30, 2013

Fund Type

Large-Cap Stock

Objective

Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and

information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

November 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Stock Index Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Stock Index Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Stock Index Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years
Class A	18.71%	57.66%	97.57%
Class C	17.96	52.58	83.89
Class I	19.13	60.54	104.50
Class Z	19.06	60.10	103.15
S&P 500 Index	19.34	61.14	107.29
Lipper S&P 500 Index Objective Funds Average	18.67	56.92	98.11

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years
Class A	14.85%	8.81%	6.69%
Class C	16.96	8.82	6.28
Class I	19.13	9.93	7.42
Class Z	19.06	9.87	7.34
S&P 500 Index	19.34	10.01	7.56
Lipper S&P 500 Index Objective Funds Average	18.67	9.43	7.07

Average Annual Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years
Class A	18.71%	9.53%	7.05%
Class C	17.96	8.82	6.28
Class I	19.13	9.93	7.42
Class Z	19.06	9.87	7.34

2	Visit our website at www.prudentialfunds.com

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2003) and the account values at the end of the current fiscal year (September 30, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Stock Index Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class I	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	None	None

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It is a broad representation of how U.S. stock prices have performed.

Lipper S&P 500 Index Objective Funds Average

The Lipper S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

4	Visit our website at www.prudentialfunds.com

S&P 500 Index as of 9/30/13

Source: FactSet.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by [Licensee]. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by [Licensee]. [Licensee]’s [Product(s)] is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The performance cited does not represent the performance of the Prudential Stock Index Fund. Past performance does not guarantee future results. Investors cannot invest directly in an index or average.

* Sector weightings are subject to change.

Prudential Stock Index Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Stock Index Fund’s Class A shares gained 18.71% for the 12-month reporting period that ended September 30, 2013, which trailed the 19.34% gain of the S&P 500 Index (the Index), but slightly outperformed the 18.67% return of the Lipper S&P 500 Index Objective Funds Average.

•	The Fund closely tracked the performance of the S&P 500 Index over the 12-month period ending September 30, 2013.

•	The Fund holds all 500 stocks included in the Index at approximately the same proportions.

•	The Fund held S&P 500 stock index futures to maintain exposure to equities and provide portfolio liquidity.

What were market conditions like?

•

At the beginning of the reporting period, U.S. equities markets closed the fourth quarter of 2012 in negative territory, as the Index declined slightly. European sovereign debt issues, the U.S. economy, and later in the quarter, the “fiscal cliff,” which involved potential tax raises and mandatory spending cuts, dampened investor sentiment during the quarter.

•

Stocks roared to close the first quarter of 2013 with one of their strongest finishes ever, as the Index reached a record high. Investors greeted the resolution of the U.S. “fiscal cliff” negotiations with enthusiasm. Pessimism over the European sovereign debt crisis lifted and investors grew more confident that central banks would maintain accommodative monetary policies. Market gains continued in February. In March, U.S. equity markets encountered turbulence as a banking crisis flared up in Cyprus, a member of the European Union. While this event temporarily sidetracked U.S. equity markets, stocks recovered on generally strong corporate earnings.

•

U.S. equities pushed higher, closing the second quarter of 2013 in record territory. Stocks ended the month of April at record highs and hit their peak in mid-May before selling off and weathering a very volatile month of June. The major news event affecting stocks was the U.S. Federal Reserve’s (the “Fed”) announcement in May suggesting that it might begin to “taper” its bond-buying stimulus program later in the year on upbeat U.S. economic news. The Fed’s announcement sent interest rate yields on U.S. Treasuries higher, as investors feared that the “punch-bowl” effect of extremely low borrowing rates for investors would end sooner rather than later.

6	Visit our website at www.prudentialfunds.com

•

U.S. equities advanced in the third quarter of 2013 in record territory, but with modest gains. July was a strong month for U.S. stocks, but August proved to be more challenging. Domestic stocks slumped on anxiety over the possibility of the Fed scaling back its quantitative easing program. Events in Syria also rattled markets as the U.S. announced a possible intervention.

•

Investor confidence recovered around the middle of September on the Federal Open Market Committee’s (FOMC) announcement that more signs of economic improvement, especially in labor markets, were necessary before the Fed would reel in its stimulus measures. Toward the very end of the period, budget-ceiling debates and a looming shutdown of the Federal government pressured stocks.

Prudential Stock Index Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2013, at the beginning of the period, and held through the six-month period ended September 30, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investment funds, including the Fund, that you own. You should consider

8	Visit our website at www.prudentialfunds.com

the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Stock Index Fund		Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,080.20	0.54%	$2.82
	Hypothetical	$1,000.00	$1,022.36	0.54%	$2.74

Class C	Actual	$1,000.00	$1,076.70	1.16%	$6.04
	Hypothetical	$1,000.00	$1,019.25	1.16%	$5.87

Class I	Actual	$1,000.00	$1,081.80	0.19%	$0.99
	Hypothetical	$1,000.00	$1,024.12	0.19%	$0.96

Class Z	Actual	$1,000.00	$1,081.80	0.25%	$1.30
	Hypothetical	$1,000.00	$1,023.82	0.25%	$1.27

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2013, and divided by the 365 days in the Fund's fiscal year ended September 30, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Stock Index Fund	9

The Fund’s annual expense ratios for the year ended September 30, 2013 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.76%	0.54%
C	1.38%	1.16%
I	0.41%	0.19%
Z	0.47%	0.25%

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

10	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of September 30, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 96.9%
COMMON STOCKS

Aerospace & Defense 2.6%
36,284	Boeing Co. (The)	$4,263,370
17,512	General Dynamics Corp.	1,532,650
41,715	Honeywell International, Inc.	3,464,014
4,700	L-3 Communications Holdings, Inc.	444,150
13,856	Lockheed Martin Corp.	1,767,333
12,548	Northrop Grumman Corp.	1,195,322
7,800	Precision Castparts Corp.	1,772,472
16,844	Raytheon Co.	1,298,167
6,863	Rockwell Collins, Inc.	465,723
14,334	Textron, Inc.	395,762
44,940	United Technologies Corp.	4,845,431

		21,444,394

Air Freight & Logistics 0.8%
8,600	C.H. Robinson Worldwide, Inc.(a)	512,216
10,300	Expeditors International of Washington, Inc.	453,818
15,916	FedEx Corp.	1,816,175
38,300	United Parcel Service, Inc. (Class B Stock)	3,499,471

		6,281,680

Airlines 0.2%
41,900	Delta Air Lines, Inc.(a)	988,421
37,974	Southwest Airlines Co.	552,901

		1,541,322

Auto Components 0.4%
6,300	BorgWarner, Inc.(a)	638,757
15,300	Delphi Automotive PLC	893,826
13,771	Goodyear Tire & Rubber Co. (The)*	309,159
36,056	Johnson Controls, Inc.	1,496,324

		3,338,066

Automobiles 0.7%
207,338	Ford Motor Co.	3,497,792
47,100	General Motors Co.*	1,694,187
12,600	Harley-Davidson, Inc.	809,424

		6,001,403

See Notes to Financial Statements.

Prudential Stock Index Fund	11

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Beverages 2.1%
8,608	Beam, Inc.	$556,507
8,130	Brown-Forman Corp. (Class B Stock)	553,897
203,564	Coca-Cola Co. (The)	7,711,004
14,800	Coca-Cola Enterprises, Inc.	595,108
7,100	Constellation Brands, Inc. (Class A Stock)*	407,540
9,800	Dr. Pepper Snapple Group, Inc.	439,236
8,394	Molson Coors Brewing Co. (Class B Stock)	420,791
6,700	Monster Beverage Corp.*	350,075
82,351	PepsiCo, Inc.	6,546,905

		17,581,063

Biotechnology 2.4%
10,500	Alexion Pharmaceuticals, Inc.*	1,219,680
39,946	Amgen, Inc.	4,471,555
12,720	Biogen Idec, Inc.*	3,062,467
22,500	Celgene Corp.*	3,463,425
81,200	Gilead Sciences, Inc.*(a)	5,102,608
3,950	Regeneron Pharmaceuticals, Inc.*	1,235,837
12,400	Vertex Pharmaceuticals, Inc.*	940,168

		19,495,740

Building Products 0.1%
19,726	Masco Corp.	419,769

Capital Markets 2.1%
11,071	Ameriprise Financial, Inc.	1,008,347
62,838	Bank of New York Mellon Corp. (The)	1,897,079
6,700	BlackRock, Inc.	1,813,154
57,611	Charles Schwab Corp. (The)	1,217,897
11,720	E*TRADE Financial Corp.*	193,380
21,642	Franklin Resources, Inc.	1,094,003
23,000	Goldman Sachs Group, Inc. (The)	3,638,830
22,800	Invesco Ltd.	727,320
6,400	Legg Mason, Inc.	214,016
73,836	Morgan Stanley	1,989,880
11,962	Northern Trust Corp.	650,613
23,962	State Street Corp.	1,575,502
13,100	T. Rowe Price Group, Inc.	942,283

		16,962,304

See Notes to Financial Statements.

12

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals 2.5%
10,632	Air Products & Chemicals, Inc.	$1,133,052
3,800	Airgas, Inc.	402,990
3,200	CF Industries Holdings, Inc.	674,656
63,836	Dow Chemical Co. (The)	2,451,302
8,386	Eastman Chemical Co.	653,269
14,382	Ecolab, Inc.	1,420,366
48,744	E.I. du Pont de Nemours & Co.	2,854,449
7,800	FMC Corp.	559,416
4,575	International Flavors & Fragrances, Inc.	376,523
22,800	LyondellBasell Industries NV (Class A Stock)	1,669,644
28,584	Monsanto Co.	2,983,312
17,100	Mosaic Co. (The)	735,642
7,474	PPG Industries, Inc.	1,248,606
15,458	Praxair, Inc.	1,858,206
4,416	Sherwin-Williams Co. (The)	804,507
6,732	Sigma-Aldrich Corp.	574,240

		20,400,180

Commercial Banks 2.7%
37,658	BB&T Corp.	1,270,958
10,561	Comerica, Inc.	415,153
45,373	Fifth Third Bancorp	818,529
44,129	Huntington Bancshares, Inc.	364,506
45,935	KeyCorp	523,659
6,500	M&T Bank Corp.(a)	727,480
28,202	PNC Financial Services Group, Inc. (The)	2,043,235
74,074	Regions Financial Corp.	685,925
28,283	SunTrust Banks, Inc.	916,935
97,195	U.S. Bancorp	3,555,393
259,916	Wells Fargo & Co.	10,739,729
10,400	Zions Bancorporation(a)	285,168

		22,346,670

Commercial Services & Supplies 0.5%
10,800	ADT Corp. (The)	439,128
5,400	Cintas Corp.(a)	276,480
7,372	Iron Mountain, Inc.	199,191
11,725	Pitney Bowes, Inc.(a)	213,278
15,075	Republic Services, Inc.	502,902
4,500	Stericycle, Inc.*	519,300

See Notes to Financial Statements.

Prudential Stock Index Fund	13

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
25,200	Tyco International Ltd.	$881,496
23,513	Waste Management, Inc.	969,676

		4,001,451

Communications Equipment 1.8%
284,944	Cisco Systems, Inc.	6,673,389
4,300	F5 Networks, Inc.*	368,768
6,600	Harris Corp.	391,380
10,587	JDS Uniphase Corp.*	155,735
27,700	Juniper Networks, Inc.*	550,122
13,516	Motorola Solutions, Inc.	802,580
91,200	QUALCOMM, Inc.	6,143,232

		15,085,206

Computers & Peripherals 3.9%
48,484	Apple, Inc.	23,114,747
76,040	Dell, Inc.	1,047,071
110,504	EMC Corp.	2,824,482
104,202	Hewlett-Packard Co.	2,186,158
18,900	NetApp, Inc.	805,518
12,500	SanDisk Corp.	743,875
16,400	Seagate Technology PLC	717,336
11,400	Western Digital Corp.	722,760

		32,161,947

Construction & Engineering 0.2%
8,874	Fluor Corp.	629,699
7,400	Jacobs Engineering Group, Inc.*	430,532
10,700	Quanta Services, Inc.*	294,357

		1,354,588

Construction Materials
6,500	Vulcan Materials Co.	336,765

Consumer Finance 1.0%
50,759	American Express Co.	3,833,320
30,166	Capital One Financial Corp.	2,073,611
26,118	Discover Financial Services	1,320,004
25,292	SLM Corp.	629,771

		7,856,706

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging 0.2%
5,668	Avery Dennison Corp.	$246,671
8,264	Ball Corp.	370,888
5,310	Bemis Co., Inc.	207,143
9,435	MeadWestvaco Corp.	362,115
9,800	Owens-Illinois, Inc.*	294,196
9,336	Sealed Air Corp.	253,846

		1,734,859

Distributors 0.1%
8,299	Genuine Parts Co.(a)	671,306

Diversified Consumer Services
13,620	H&R Block, Inc.	363,109

Diversified Financial Services 5.1%
572,595	Bank of America Corp.	7,901,811
96,500	Berkshire Hathaway, Inc. (Class B Stock)*	10,953,715
161,815	Citigroup, Inc.	7,849,646
16,700	CME Group, Inc.	1,233,796
4,000	IntercontinentalExchange, Inc.*(a)	725,680
199,793	JPMorgan Chase & Co.	10,327,300
13,700	Leucadia National Corp.	373,188
14,600	McGraw-Hill Financial, Inc.	957,614
10,176	Moody’s Corp.	715,678
6,400	NASDAQ OMX Group, Inc. (The)	205,376
12,200	NYSE Euronext	512,156

		41,755,960

Diversified Telecommunication Services 2.2%
285,931	AT&T, Inc.(a)	9,670,186
33,508	CenturyLink, Inc.(a)	1,051,481
52,460	Frontier Communications Corp.(a)	218,758
152,333	Verizon Communications, Inc.	7,107,858
29,577	Windstream Holdings, Inc.	236,616

		18,284,899

Electric Utilities 1.7%
26,191	American Electric Power Co., Inc.	1,135,380
37,639	Duke Energy Corp.	2,513,532
17,162	Edison International	790,482

See Notes to Financial Statements.

Prudential Stock Index Fund	15

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
9,415	Entergy Corp.(a)	$594,934
44,412	Exelon Corp.	1,316,372
22,377	FirstEnergy Corp.	815,642
22,372	NextEra Energy, Inc.	1,793,340
17,200	Northeast Utilities(a)	709,500
11,600	Pepco Holdings, Inc.	214,136
6,000	Pinnacle West Capital Corp.	328,440
32,652	PPL Corp.	991,968
46,615	Southern Co. (The)(a)	1,919,606
26,783	Xcel Energy, Inc.	739,479

		13,862,811

Electrical Equipment 0.8%
12,000	AMETEK, Inc.	552,240
24,893	Eaton Corp., PLC	1,713,634
38,450	Emerson Electric Co.	2,487,715
7,163	Rockwell Automation, Inc.	766,011
5,500	Roper Industries, Inc.	730,785

		6,250,385

Electronic Equipment, Instruments & Components 0.5%
8,600	Amphenol Corp. (Class A Stock)	665,468
78,697	Corning, Inc.	1,148,189
8,400	FLIR Systems, Inc.	263,760
10,400	Jabil Circuit, Inc.	225,472
6,850	Molex, Inc.	263,862
21,600	TE Connectivity Ltd.	1,118,448

		3,685,199

Energy Equipment & Services 1.8%
22,945	Baker Hughes, Inc.	1,126,600
13,000	Cameron International Corp.*	758,810
3,600	Diamond Offshore Drilling, Inc.(a)	224,352
11,500	Ensco PLC (Class A Stock)	618,125
11,500	FMC Technologies, Inc.*	637,330
46,622	Halliburton Co.	2,244,849
5,800	Helmerich & Payne, Inc.	399,910
16,400	Nabors Industries Ltd.	263,384
22,600	National Oilwell Varco, Inc.	1,765,286
13,500	Noble Corp.	509,895

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
6,710	Rowan Cos. PLC (Class A Stock)*	$246,391
70,641	Schlumberger Ltd.	6,241,839

		15,036,771

Food & Staples Retailing 2.3%
23,108	Costco Wholesale Corp.	2,660,193
65,599	CVS Caremark Corp.	3,722,743
27,434	Kroger Co. (The)	1,106,688
12,700	Safeway, Inc.	406,273
31,480	Sysco Corp.	1,002,008
86,726	Wal-Mart Stores, Inc.	6,414,255
45,078	Walgreen Co.	2,425,196
18,600	Whole Foods Market, Inc.	1,088,100

		18,825,456

Food Products 1.6%
35,159	Archer-Daniels-Midland Co.	1,295,258
9,647	Campbell Soup Co.	392,729
21,543	ConAgra Foods, Inc.	653,615
33,344	General Mills, Inc.	1,597,844
8,016	Hershey Co. (The)	741,480
7,600	Hormel Foods Corp.	320,112
5,600	J.M. Smucker Co. (The)	588,224
13,470	Kellogg Co.	791,093
31,755	Kraft Foods Group, Inc.	1,665,232
7,000	McCormick & Co., Inc.(a)	452,900
10,665	Mead Johnson Nutrition Co.	791,983
95,266	Mondelez International, Inc. (Class A Stock)	2,993,258
16,200	Tyson Foods, Inc. (Class A Stock)	458,136

		12,741,864

Gas Utilities 0.1%
6,430	AGL Resources, Inc.	295,973
11,400	ONEOK, Inc.	607,848

		903,821

Healthcare Equipment & Supplies 2.0%
82,474	Abbott Laboratories	2,737,312
28,474	Baxter International, Inc.	1,870,457
10,212	Becton Dickinson and Co.	1,021,404

See Notes to Financial Statements.

Prudential Stock Index Fund	17

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
69,472	Boston Scientific Corp.*	$815,601
4,112	C.R. Bard, Inc.	473,702
12,386	CareFusion Corp.*	457,043
24,700	Covidien PLC	1,505,218
8,100	DENTSPLY International, Inc.	351,621
6,000	Edwards Lifesciences Corp.*	417,780
2,150	Intuitive Surgical, Inc.*	808,981
53,558	Medtronic, Inc.	2,851,964
15,064	St. Jude Medical, Inc.	808,033
15,200	Stryker Corp.	1,027,368
5,800	Varian Medical Systems, Inc.*	433,434
8,911	Zimmer Holdings, Inc.	731,950

		16,311,868

Healthcare Providers & Services 2.0%
20,344	Aetna, Inc.	1,302,423
11,800	AmerisourceBergen Corp.	720,980
18,173	Cardinal Health, Inc.	947,722
15,191	Cigna Corp.	1,167,580
9,200	DaVita HealthCare Partners, Inc.*	523,480
44,370	Express Scripts Holding Co.*	2,741,179
8,510	Humana, Inc.	794,238
4,900	Laboratory Corp. of America Holdings*(a)	485,786
12,176	Mckesson Corp.	1,562,181
4,600	Patterson Cos., Inc.	184,920
8,400	Quest Diagnostics, Inc.	519,036
5,443	Tenet Healthcare Corp.*(a)	224,197
53,948	UnitedHealth Group, Inc.	3,863,216
16,200	WellPoint, Inc.	1,354,482

		16,391,420

Healthcare Technology 0.1%
15,800	Cerner Corp.*	830,290

Home Builders 0.1%
15,200	D.R. Horton, Inc.(a)	295,336
8,200	Lennar Corp. (Class A Stock)(a)	290,280
17,211	PulteGroup, Inc.	283,982

		869,598

Hotels, Restaurants & Leisure 1.7%
24,100	Carnival Corp.	786,624
1,760	Chipotle Mexican Grill, Inc.*	754,512

See Notes to Financial Statements.

18

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
6,753	Darden Restaurants, Inc.(a)	$312,596
12,300	International Game Technology	232,839
11,870	Marriott International, Inc. (Class A Stock)	499,252
53,230	McDonald’s Corp.	5,121,258
40,000	Starbucks Corp.	3,078,800
10,200	Starwood Hotels & Resorts Worldwide, Inc.	677,790
7,151	Wyndham Worldwide Corp.	435,996
4,300	Wynn Resorts Ltd.(a)	679,443
23,964	Yum! Brands, Inc.	1,710,790

		14,289,900

Household Durables 0.2%
4,900	Garmin Ltd.(a)	221,431
4,000	Harman International Industries, Inc.	264,920
7,200	Leggett & Platt, Inc.	217,080
15,727	Newell Rubbermaid, Inc.	432,493
4,485	Whirlpool Corp.	656,783

		1,792,707

Household Products 2.0%
7,132	Clorox Co. (The)(a)	582,827
46,660	Colgate-Palmolive Co.	2,766,938
20,316	Kimberly-Clark Corp.	1,914,174
145,223	Procter & Gamble Co. (The)	10,977,407

		16,241,346

Independent Power Producers & Energy Traders 0.1%
31,200	AES Corp. (The)	414,648
15,600	NRG Energy, Inc.	426,348

		840,996

Industrial Conglomerates 2.3%
33,598	3M Co.	4,011,937
31,000	Danaher Corp.	2,148,920
547,172	General Electric Co.	13,071,936

		19,232,793

Insurance 2.9%
17,700	ACE Ltd.	1,656,012
23,900	Aflac, Inc.	1,481,561

See Notes to Financial Statements.

Prudential Stock Index Fund	19

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
24,408	Allstate Corp. (The)	$1,233,824
78,701	American International Group, Inc.	3,827,230
16,889	Aon PLC	1,257,217
3,900	Assurant, Inc.	210,990
14,268	Chubb Corp. (The)	1,273,562
8,507	Cincinnati Financial Corp.	401,190
28,100	Genworth Financial, Inc. (Class A Stock)*	359,399
23,353	Hartford Financial Services Group, Inc. (The)	726,745
14,551	Lincoln National Corp.	610,996
16,117	Loews Corp.	753,309
29,340	Marsh & Mclennan Cos., Inc.	1,277,757
59,800	MetLife, Inc.	2,807,610
14,200	Principal Financial Group, Inc.(a)	608,044
28,116	Progressive Corp. (The)	765,599
24,500	Prudential Financial, Inc.(b)	1,910,510
4,622	Torchmark Corp.(a)	334,402
19,611	Travelers Cos., Inc. (The)	1,662,424
15,526	Unum Group	472,611
14,400	XL Group PLC	443,808

		24,074,800

Internet & Catalog Retail 1.3%
19,300	Amazon.com, Inc.*	6,033,952
4,800	Expedia, Inc.(a)	248,592
3,100	Netflix, Inc.*	958,551
2,690	priceline.com, Inc.*	2,719,456
5,200	Tripadvisor, Inc.*(a)	394,368

		10,354,919

Internet Software & Services 2.3%
9,100	Akamai Technologies, Inc.*(a)	470,470
62,300	eBay, Inc.*	3,475,717
14,850	Google, Inc. (Class A Stock)*	13,007,264
8,100	VeriSign, Inc.*(a)	412,209
51,100	Yahoo!, Inc.*	1,694,476

		19,060,136

IT Services 3.5%
34,100	Accenture PLC (Class A Stock)	2,511,124
25,978	Automatic Data Processing, Inc.	1,880,288

See Notes to Financial Statements.

20

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
15,900	Cognizant Technology Solutions Corp. (Class A Stock)*	$1,305,708
8,351	Computer Sciences Corp.	432,081
14,600	Fidelity National Information Services, Inc.	678,024
7,300	Fiserv, Inc.*	737,665
55,334	International Business Machines Corp.	10,246,750
5,530	MasterCard, Inc. (Class A Stock)	3,720,473
17,725	Paychex, Inc.(a)	720,344
8,600	Teradata Corp.*(a)	476,784
9,271	Total System Services, Inc.	272,753
26,980	Visa, Inc. (Class A Stock)	5,155,878
31,252	Western Union Co. (The)	583,162

		28,721,034

Leisure Equipment & Products 0.1%
6,354	Hasbro, Inc.(a)	299,528
19,113	Mattel, Inc.(a)	800,070

		1,099,598

Life Sciences Tools & Services 0.5%
19,398	Agilent Technologies, Inc.	994,148
8,552	Life Technologies Corp.*	639,946
5,170	PerkinElmer, Inc.	195,168
19,302	Thermo Fisher Scientific, Inc.	1,778,679
4,900	Waters Corp.*	520,429

		4,128,370

Machinery 1.8%
34,756	Caterpillar, Inc.	2,897,608
9,616	Cummins, Inc.	1,277,678
20,580	Deere & Co.	1,675,006
8,962	Dover Corp.	805,056
6,900	Flowserve Corp.	430,491
22,336	Illinois Tool Works, Inc.	1,703,567
15,100	Ingersoll-Rand PLC	980,594
5,300	Joy Global, Inc.(a)	270,512
18,564	PACCAR, Inc.	1,033,272
5,804	Pall Corp.	447,140
7,938	Parker Hannifin Corp.	863,019
9,946	Pentair Ltd.	645,893
3,442	Snap-on, Inc.	342,479

See Notes to Financial Statements.

Prudential Stock Index Fund	21

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
8,188	Stanley Black & Decker, Inc.	$741,587
9,300	Xylem, Inc.	259,749

		14,373,651

Media 3.6%
10,900	Cablevision Systems Corp. (Class A Stock)(a)	183,556
30,176	CBS Corp. (Class B Stock)	1,664,508
139,985	Comcast Corp. (Class A Stock)	6,320,323
28,100	DIRECTV*	1,678,975
12,200	Discovery Communications, Inc. (Class A Stock)*	1,029,924
11,689	Gannett Co., Inc.	313,148
23,688	Interpublic Group of Cos., Inc. (The)	406,960
26,775	News Corp. (Class A Stock)*	430,007
14,034	Omnicom Group, Inc.	890,317
5,000	Scripps Networks Interactive, Inc. (Class A Stock)	390,550
15,381	Time Warner Cable, Inc.	1,716,520
49,774	Time Warner, Inc.	3,275,627
105,100	Twenty-First Century Fox, Inc.	3,520,850
23,576	Viacom, Inc. (Class B Stock)	1,970,482
89,913	Walt Disney Co. (The)	5,798,489
260	Washington Post Co. (The) (Class B Stock)	158,951

		29,749,187

Metals & Mining 0.5%
57,544	Alcoa, Inc.(a)	467,257
5,218	Allegheny Technologies, Inc.(a)	159,253
7,700	Cliffs Natural Resources, Inc.	157,850
53,792	Freeport-McMoRan Copper & Gold, Inc.	1,779,439
26,197	Newmont Mining Corp.	736,136
16,712	Nucor Corp.	819,222
7,909	United States Steel Corp.(a)	162,846

		4,282,003

Multiline Retail 0.7%
16,000	Dollar General Corp.*	903,360
12,700	Dollar Tree, Inc.*(a)	725,932
5,000	Family Dollar Stores, Inc.	360,100
6,784	J.C. Penney Co., Inc.*(a)	59,835
10,400	Kohl’s Corp.(a)	538,200
21,382	Macy’s, Inc.	925,199

See Notes to Financial Statements.

22

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Multiline Retail (cont’d.)
8,000	Nordstrom, Inc.(a)	$449,600
33,582	Target Corp.	2,148,576

		6,110,802

Multi-Utilities 1.1%
12,469	Ameren Corp.	434,420
23,479	CenterPoint Energy, Inc.	562,792
14,500	CMS Energy Corp.	381,640
15,651	Consolidated Edison, Inc.	862,996
29,904	Dominion Resources, Inc.	1,868,402
9,387	DTE Energy Co.	619,354
4,408	Integrys Energy Group, Inc.	246,363
15,700	NiSource, Inc.	484,973
22,552	PG&E Corp.	922,828
27,094	Public Service Enterprise Group, Inc.	892,205
7,600	SCANA Corp.	349,904
12,098	Sempra Energy	1,035,589
11,900	TECO Energy, Inc.(a)	196,826
12,400	Wisconsin Energy Corp.(a)	500,712

		9,359,004

Office Electronics 0.1%
66,000	Xerox Corp.	679,140

Oil, Gas & Consumable Fuels 8.3%
26,536	Anadarko Petroleum Corp.	2,467,583
21,148	Apache Corp.	1,800,541
23,000	Cabot Oil & Gas Corp.	858,360
28,300	Chesapeake Energy Corp.(a)	732,404
102,792	Chevron Corp.	12,489,228
64,957	ConocoPhillips	4,515,161
12,900	CONSOL Energy, Inc.	434,085
17,800	Denbury Resources, Inc.*	327,698
19,800	Devon Energy Corp.	1,143,648
14,300	EOG Resources, Inc.	2,420,704
7,900	EQT Corp.	700,888
235,252	Exxon Mobil Corp.	20,241,082
16,134	Hess Corp.	1,247,804
35,580	Kinder Morgan, Inc.	1,265,581
38,078	Marathon Oil Corp.	1,328,161

See Notes to Financial Statements.

Prudential Stock Index Fund	23

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
17,589	Marathon Petroleum Corp.	$1,131,324
10,000	Murphy Oil Corp.	603,200
7,900	Newfield Exploration Co.*	216,223
19,000	Noble Energy, Inc.	1,273,190
42,776	Occidental Petroleum Corp.	4,001,267
14,500	Peabody Energy Corp.	250,125
33,328	Phillips 66	1,927,025
7,000	Pioneer Natural Resources Co.	1,321,600
9,600	QEP Resources, Inc.	265,824
8,900	Range Resources Corp.	675,421
17,800	Southwestern Energy Co.*	647,564
35,884	Spectra Energy Corp.	1,228,309
7,600	Tesoro Corp.	334,248
29,500	Valero Energy Corp.	1,007,425
36,292	Williams Cos., Inc. (The)	1,319,577
9,764	WPX Energy, Inc.*(a)	188,055

		68,363,305

Paper & Forest Products 0.1%
23,984	International Paper Co.	1,074,483

Personal Products 0.2%
24,244	Avon Products, Inc.	499,426
12,400	Estee Lauder Cos., Inc. (The) (Class A Stock)	866,760

		1,366,186

Pharmaceuticals 5.7%
83,374	AbbVie, Inc.	3,729,319
6,600	Actavis, Inc.*	950,400
15,864	Allergan, Inc.	1,434,899
86,879	Bristol-Myers Squibb Co.	4,020,760
52,797	Eli Lilly & Co.	2,657,273
12,800	Forest Laboratories, Inc.*	547,712
9,507	Hospira, Inc.*(a)	372,865
150,069	Johnson & Johnson	13,009,482
158,733	Merck & Co., Inc.	7,557,278
19,900	Mylan, Inc.*	759,583
4,600	Perrigo Co.	567,548
354,623	Pfizer, Inc.	10,181,226

See Notes to Financial Statements.

24

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
25,100	Zoetis, Inc.	$781,112

		46,569,457

Professional Services 0.2%
2,300	Dun & Bradstreet Corp. (The)(a)	238,855
5,930	Equifax, Inc.	354,911
9,400	Nielsen Holdings NV(a)	342,630
7,900	Robert Half International, Inc.	308,337

		1,244,733

Real Estate Investment Trusts 1.9%
20,600	American Tower Corp.	1,527,078
6,880	Apartment Investment & Management Co. (Class A Stock)	192,227
6,311	AvalonBay Communities, Inc.	802,065
8,200	Boston Properties, Inc.	876,580
17,300	Equity Residential	926,761
24,400	HCP, Inc.	999,180
14,500	Health Care REIT, Inc.	904,510
39,036	Host Hotels & Resorts, Inc.	689,766
22,700	Kimco Realty Corp.	458,086
6,300	Macerich Co. (The)(a)	355,572
8,000	Plum Creek Timber Co., Inc.	374,640
25,737	Prologis, Inc.	968,226
7,900	Public Storage	1,268,345
16,389	Simon Property Group, Inc.	2,429,341
15,733	Ventas, Inc.	967,580
8,784	Vornado Realty Trust	738,383
29,459	Weyerhaeuser Co.	843,411

		15,321,751

Real Estate Management & Development
16,400	CBRE Group, Inc. (Class A Stock)*	379,332

Road & Rail 0.9%
53,318	CSX Corp.	1,372,405
5,300	Kansas City Southern	579,608
16,311	Norfolk Southern Corp.	1,261,656
2,821	Ryder System, Inc.	168,414
24,858	Union Pacific Corp.	3,861,442

		7,243,525

See Notes to Financial Statements.

Prudential Stock Index Fund	25

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 2.0%
16,500	Altera Corp.(a)	$613,140
16,400	Analog Devices, Inc.	771,620
64,688	Applied Materials, Inc.	1,134,628
26,800	Broadcom Corp. (Class A Stock)	697,068
2,600	First Solar, Inc.*	104,546
267,388	Intel Corp.	6,128,533
9,120	KLA-Tencor Corp.	554,952
8,962	LAM Research Corp.*	458,765
11,600	Linear Technology Corp.	460,056
31,844	LSI Corp.	249,020
9,700	Microchip Technology, Inc.(a)	390,813
52,516	Micron Technology, Inc.*(a)	917,455
32,700	NVIDIA Corp.	508,812
10,700	Teradyne, Inc.*(a)	176,764
58,152	Texas Instruments, Inc.	2,341,781
14,500	Xilinx, Inc.	679,470

		16,187,423

Software 3.3%
26,540	Adobe Systems, Inc.*	1,378,488
10,620	Autodesk, Inc.*	437,225
17,458	CA, Inc.	517,979
9,900	Citrix Systems, Inc.*	699,039
13,900	Electronic Arts, Inc.*	355,145
14,900	Intuit, Inc.	988,019
401,412	Microsoft Corp.	13,371,034
193,140	Oracle Corp.	6,406,454
10,400	Red Hat, Inc.*	479,856
27,400	Salesforce.com, Inc.*(a)	1,422,334
35,217	Symantec Corp.	871,621

		26,927,194

Specialty Retail 2.3%
4,200	Abercrombie & Fitch Co. (Class A Stock)(a)	148,554
1,723	AutoNation, Inc.*	89,889
1,930	AutoZone, Inc.*	815,869
11,200	Bed Bath & Beyond, Inc.*(a)	866,432
14,500	Best Buy Co., Inc.(a)	543,750
12,500	CarMax, Inc.*	605,875
7,400	GameStop Corp. (Class A Stock)	367,410

See Notes to Financial Statements.

26

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
16,513	Gap, Inc. (The)	$665,144
77,784	Home Depot, Inc. (The)	5,899,916
12,622	L Brands, Inc.	771,204
57,296	Lowe’s Cos., Inc.	2,727,863
5,400	O’Reilly Automotive, Inc.*	688,986
5,800	PetSmart, Inc.	442,308
11,300	Ross Stores, Inc.	822,640
36,725	Staples, Inc.	538,021
6,000	Tiffany & Co.	459,720
39,064	TJX Cos., Inc.	2,202,819
5,900	Urban Outfitters, Inc.*	216,943

		18,873,343

Textiles, Apparel & Luxury Goods 0.7%
15,000	Coach, Inc.	817,950
3,000	Fossil Group, Inc.*	348,720
38,052	NIKE, Inc. (Class B Stock)	2,764,097
3,800	PVH Corp.	451,022
3,200	Ralph Lauren Corp.	527,136
4,634	VF Corp.	922,398

		5,831,323

Thrifts & Mortgage Finance 0.1%
26,800	Hudson City Bancorp, Inc.	242,540
18,400	People’s United Financial, Inc.	264,592

		507,132

Tobacco 1.6%
106,679	Altria Group, Inc.	3,664,424
18,980	Lorillard, Inc.(a)	849,924
86,779	Philip Morris International, Inc.	7,514,194
16,900	Reynolds American, Inc.	824,382

		12,852,924

Trading Companies & Distributors 0.2%
14,600	Fastenal Co.(a)	733,650
3,174	W.W. Grainger, Inc.	830,668

		1,564,318

See Notes to Financial Statements.

Prudential Stock Index Fund	27

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.1%
15,100	Crown Castle International Corp.*	$1,102,753

	TOTAL LONG-TERM INVESTMENTS (cost $297,800,286)	794,928,438

SHORT-TERM INVESTMENTS 8.8%

AFFILIATED MONEY MARKET MUTUAL FUND 8.6%
70,890,143	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $70,890,143; includes $43,956,480 of cash collateral for securities on loan) (Note 3)(c)(d)	70,890,143

Principal Amount (000)#

U.S. TREASURY OBLIGATION 0.2%
1,400	U.S. Treasury Bill, 0.009%, 12/19/13 (cost $1,399,969)(e)(f)	1,399,954

	TOTAL SHORT-TERM INVESTMENTS (cost $72,290,112)	72,290,097

	TOTAL INVESTMENTS 105.7% (cost $370,090,398; Note 5)	867,218,535
	Liabilities in excess of other assets(g) (5.7)%	(46,807,756)

	NET ASSETS 100.0%	$820,410,779

The following abbreviation is used in the portfolio descriptions:

REIT—Real Estate Investment Trust

*	Non-income producing security.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $42,623,311; cash collateral of $43,956,480 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	An affiliated security.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(e)	Rate quoted represents yield-to-maturity as of purchase date.

See Notes to Financial Statements.

28

(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(g)	Liabilities in excess of other assets includes net unrealized depreciation on futures contracts as follows:

Open futures contracts outstanding at September 30, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2013	Unrealized Depreciation
	Long Positions:
128	S&P 500 E-Mini	Dec. 2013	$10,845,037	$10,715,520	$(129,517)
39	S&P 500 Index	Dec. 2013	16,465,681	16,324,425	(141,256)

					$(270,773)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$794,928,438	$—	$—
Affiliated Money Market Mutual Fund	70,890,143	—	—
U.S. Treasury Obligation	—	1,399,954	—
Other Financial Instruments*
Futures Contracts	(270,773)	—	—

Total	$865,547,808	$1,399,954	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

See Notes to Financial Statements.

Prudential Stock Index Fund	29

Portfolio of Investments

as of September 30, 2013 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as September 30, 2013 was as follows:

Affiliated Money Market Mutual Fund (including 5.4% of collateral received for securities on loan)	8.6%
Oil, Gas & Consumable Fuels	8.3
Pharmaceuticals	5.7
Diversified Financial Services	5.1
Computers & Peripherals	3.9
Media	3.6
IT Services	3.5
Software	3.3
Insurance	2.9
Commercial Banks	2.7
Aerospace & Defense	2.6
Chemicals	2.5
Biotechnology	2.4
Industrial Conglomerates	2.3
Internet Software & Services	2.3
Specialty Retail	2.3
Food & Staples Retailing	2.3
Diversified Telecommunication Services	2.2
Beverages	2.1
Capital Markets	2.1
Healthcare Providers & Services	2.0
Healthcare Equipment & Supplies	2.0
Household Products	2.0
Semiconductors & Semiconductor Equipment	2.0
Real Estate Investment Trusts	1.9
Communications Equipment	1.8
Energy Equipment & Services	1.8
Machinery	1.8
Hotels, Restaurants & Leisure	1.7
Electric Utilities	1.7
Tobacco	1.6
Food Products	1.6
Internet & Catalog Retail	1.3
Multi-Utilities	1.1
Consumer Finance	1.0%
Road & Rail	0.9
Air Freight & Logistics	0.8
Electrical Equipment	0.8
Multiline Retail	0.7
Automobiles	0.7
Textiles, Apparel & Luxury Goods	0.7
Metals & Mining	0.5
Life Sciences Tools & Services	0.5
Commercial Services & Supplies	0.5
Electronic Equipment, Instruments & Components	0.5
Auto Components	0.4
Household Durables	0.2
Containers & Packaging	0.2
Trading Companies & Distributors	0.2
Airlines	0.2
U.S. Treasury Obligation	0.2
Personal Products	0.2
Construction & Engineering	0.2
Professional Services	0.2
Wireless Telecommunication Services	0.1
Leisure Equipment & Products	0.1
Paper & Forest Products	0.1
Gas Utilities	0.1
Independent Power Producers & Energy Traders	0.1
Healthcare Technology	0.1
Home Builders	0.1
Office Electronics	0.1
Distributors	0.1
Thrifts & Mortgage Finance	0.1
Building Products	0.1

105.7
Liabilities in excess of other assets	(5.7)

100.0%

See Notes to Financial Statements.

30

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due to broker—variation margin	$270,773	*

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$3,461,590

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$3,411

For the year ended September 30, 2013, the Fund’s average value at trade date for futures long positions was $23,039,142.

See Notes to Financial Statements.

Prudential Stock Index Fund	31

Statement of Assets & Liabilities

as of September 30, 2013

Assets
Investments at value, including securities on loan of $42,623,311:
Unaffiliated investments (cost $298,442,314)	$794,417,882
Affiliated investments (cost $71,648,084)	72,800,653
Dividends and interest receivable	956,085
Receivable for Fund shares sold	410,897
Prepaid expenses	10,139

Total assets	868,595,656

Liabilities
Payable to broker for collateral for securities on loan	43,956,480
Payable for Fund shares reacquired	2,597,996
Payable for investments purchased	1,112,485
Due to broker—variation margin	195,415
Accrued expenses	181,293
Distribution fee payable	64,205
Management fee payable	54,003
Affiliated transfer agent fee payable	23,000

Total liabilities	48,184,877

Net Assets	$820,410,779

Net assets were comprised of:
Shares of beneficial interest, at par	$21,860
Paid-in capital in excess of par	320,674,816

320,696,676
Undistributed net investment income	10,815,319
Accumulated net realized loss on investment transactions	(7,958,580)
Net unrealized appreciation on investments	496,857,364

Net assets, September 30, 2013	$820,410,779

See Notes to Financial Statements.

32

Class A
Net asset value and redemption price per share ($162,557,056 ÷ 4,340,767 shares of beneficial interest issued and outstanding)	$37.45
Maximum sales charge (3.25% of offering price)	1.26

Maximum offering price to public	$38.71

Class C
Net asset value, offering price and redemption price per share ($29,139,115 ÷ 783,695 shares of beneficial interest issued and outstanding)	$37.18

Class I
Net asset value, offering price and redemption price per share ($222,993,384 ÷ 5,935,500 shares of beneficial interest issued and outstanding)	$37.57

Class Z
Net asset value, offering price and redemption price per share ($405,721,224 ÷ 10,800,024 shares of beneficial interest issued and outstanding)	$37.57

See Notes to Financial Statements.

Prudential Stock Index Fund	33

Statement of Operations

Year Ended September 30, 2013

Net Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $11,763)	$16,812,212
Affiliated dividend income	104,842
Affiliated income from securities loaned, net	69,447
Interest income	1,341

Total income	16,987,842

Expenses
Management fee	2,289,865
Distribution fee—Class A	461,244
Distribution fee—Class C	257,286
Transfer agent fee—Class A (including affiliated expense of $102,400)	178,000
Transfer agent fee—Class C (including affiliated expense of $2,700)	11,000
Transfer agent fee—Class I (including affiliated expense of $135,000)	135,000
Transfer agent fee—Class Z (including affiliated expense of $507,000)	507,000
Custodian’s fees and expenses	93,000
Registration fees	54,000
Shareholders’ reports	53,000
Legal fees and expenses	31,000
Trustees’ fees	24,000
Audit fee	23,000
Insurance	13,000
Miscellaneous	18,194

Total expenses	4,148,589
Less: Management fee waiver (Note 2)	(1,679,234)

Net expenses	2,469,355

Net investment income	14,518,487

Realized And Unrealized Gain On Investments
Net realized gain on:
Investment transactions (including affiliated $51,158)	18,069,209
Futures transactions	3,461,590

21,530,799

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $540,397)	96,213,457
Futures	3,411

96,216,868

Net gain on investment transactions	117,747,667

Net Increase In Net Assets Resulting From Operations	$132,266,154

See Notes to Financial Statements.

34

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income	$14,518,487	$13,811,822
Net realized gain on investment transactions	21,530,799	101,524,564
Net change in unrealized appreciation (depreciation) on investments	96,216,868	86,619,666

Net increase in net assets resulting from operations	132,266,154	201,956,052

Dividends from net investment income (Note 1)
Class A	(2,357,155)	(2,036,671)
Class B	—	(333)
Class C	(249,255)	(214,412)
Class I	(3,437,440)	(7,060,193)
Class Z	(7,015,339)	(6,763,830)

	(13,059,189)	(16,075,439)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	178,974,200	149,111,294
Net asset value of shares issued in reinvestment of dividends	12,833,316	15,849,645
Cost of shares reacquired	(217,929,434)	(431,204,483)

Net decrease in net assets from Fund share transactions	(26,121,918)	(266,243,544)

Total increase (decrease)	93,085,047	(80,362,931)

Net Assets:
Beginning of year	727,325,732	807,688,663

End of year(a)	$820,410,779	$727,325,732

(a) Includes undistributed net investment income of:	$10,815,319	$9,376,385

See Notes to Financial Statements.

Prudential Stock Index Fund	35

Notes to Financial Statements

Prudential Investment Portfolios 8 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Prudential Stock Index Fund (the “Fund”). The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that

36

are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor

Prudential Stock Index Fund	37

Notes to Financial Statements

continued

services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Board. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Fund invested in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

38

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions are disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are

Prudential Stock Index Fund	39

Notes to Financial Statements

continued

allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of the subadviser, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .30% of the Fund’s average daily net assets up to and including $1 billion and

40

..25% of such average daily net assets in excess of $1 billion. Effective June 1, 2007 to January 31, 2015, the Fund’s manager has agreed to contractually waive a portion of its management fee, so that the effective management fee for the Fund will be .08% of the average daily net assets of Fund. The effective management fee rate was .08% of the average daily net assets for the year ended September 30, 2013.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class I and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution, (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I and Class Z shares of the Fund.

Pursuant to the Class A and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $92,926 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2013, it received $262 and $2,930 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholder, respectively.

PI, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund’s Class I and Class Z shares are subject to a transfer agent fee of .07% and .13% of the average daily net assets of the Class I and Class Z shares, respectively. Classes A and C each compensate PMFS for its services as they are incurred.

Prudential Stock Index Fund	41

Notes to Financial Statements

continued

Prudential Investment Management Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2013, PIM has been compensated approximately $20,700 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2013, were $18,533,885 and $44,713,776, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par. For the year ended September 30, 2013, the adjustments were to decrease undistributed net investment income by $20,364, decrease accumulated net realized loss on investment transactions by $4,285 and increase paid-in capital in excess of par by $16,079 due to differences in financial and tax reporting. Net investment income, net realized gain on investment and financial futures transactions and net assets were not affected by this change.

For the years ended September 30, 2013 and September 30, 2012, the tax character of dividends paid by the Fund were $13,059,189 and $16,075,439 of ordinary income, respectively.

42

As of September 30, 2013, the accumulated undistributed earnings on a tax basis were $10,712,637 of ordinary income and $1,869,866 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$380,086,933	$495,454,259	$(8,322,657)	$487,131,602

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, Lehman Brothers securities adjustments and other tax adjustments.

The Fund utilized approximately $19,174,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2013.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge (“CDSC”), although they are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% during the first year. As of July 9, 2012, the last conversion of Class B shares to Class A shares was completed. There are no Class B shares outstanding and Class B shares are no longer being offered for sale. Class I and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value, currently of one series, divided into four classes, designated Class A,

Prudential Stock Index Fund	43

Notes to Financial Statements

continued

Class C, Class I and Class Z. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2013:
Shares sold	1,177,526	$40,497,854
Shares issued in reinvestment of dividends	71,208	2,170,398
Shares reacquired	(1,421,832)	(49,183,007)

Net increase (decrease) in shares outstanding before conversion	(173,098)	(6,514,755)
Shares issued upon conversion from Class Z	238	8,874
Shares reacquired upon conversion into Class Z	(307)	(11,076)

Net increase (decrease) in shares outstanding	(173,167)	$(6,516,957)

Year ended September 30, 2012:
Shares sold	833,382	$24,514,416
Shares issued in reinvestment of dividends	68,244	1,852,827
Shares reacquired	(1,110,199)	(32,180,452)

Net increase (decrease) in shares outstanding before conversion	(208,573)	(5,813,209)
Shares issued upon conversion from Class B	6,092	176,955
Shares reacquired upon conversion into Class Z	(199)	(5,788)

Net increase (decrease) in shares outstanding	(202,680)	$(5,642,042)

Class B
Period ended July 9, 2012*:
Shares sold	3,613	$99,880
Shares issued in reinvestment of dividends	12	329
Shares reacquired	(10,484)	(308,702)

Net increase (decrease) in shares outstanding before conversion	(6,859)	(208,493)
Shares reacquired upon conversion into Class A	(6,091)	(176,955)

Net increase (decrease) in shares outstanding	(12,950)	$(385,448)

44

Class C	Shares	Amount
Year ended September 30, 2013:
Shares sold	132,606	$4,654,096
Shares issued in reinvestment of dividends	7,778	236,622
Shares reacquired	(106,901)	(3,621,594)

Net increase (decrease) in shares outstanding before conversion	33,483	1,269,124
Shares reacquired upon conversion into Class Z	(481)	(17,428)

Net increase (decrease) in shares outstanding	33,002	$1,251,696

Year ended September 30, 2012:
Shares sold	43,494	$1,296,963
Shares issued in reinvestment of dividends	7,509	203,487
Shares reacquired	(114,690)	(3,409,958)

Net increase (decrease) in shares outstanding	(63,687)	$(1,909,508)

Class I
Year ended September 30, 2013:
Shares sold	1,411,124	$50,148,795
Shares issued in reinvestment of dividends	112,570	3,432,246
Shares reacquired	(1,056,017)	(36,289,579)

Net increase (decrease) in shares outstanding	467,677	$17,291,462

Year ended September 30, 2012:
Shares sold	1,543,730	$45,063,595
Shares issued in reinvestment of dividends	259,501	7,048,047
Shares reacquired	(9,465,486)	(267,558,778)

Net increase (decrease) in shares outstanding	(7,662,255)	$(215,447,136)

Class Z
Year ended September 30, 2013:
Shares sold	2,440,931	$83,673,455
Shares issued in reinvestment of dividends	229,313	6,994,050
Shares reacquired	(3,753,807)	(128,835,254)

Net increase (decrease) in shares outstanding before conversion	(1,083,563)	(38,167,749)
Shares issued upon conversion from Class A and Class C	783	28,504
Shares reacquired upon conversion into Class A	(237)	(8,874)

Net increase (decrease) in shares outstanding	(1,083,017)	$(38,148,119)

Year ended September 30, 2012:
Shares sold	2,647,575	$78,136,440
Shares issued in reinvestment of dividends	248,342	6,744,955
Shares reacquired	(4,351,375)	(127,746,593)

Net increase (decrease) in shares outstanding before conversion	(1,455,458)	(42,865,198)
Shares issued upon conversion from Class A	198	5,788

Net increase (decrease) in shares outstanding	(1,455,260)	$(42,859,410)

*	As of July 9, 2012, the last conversion of Class B shares to Class A shares was completed. There are no Class B shares outstanding and Class B shares are no longer being offered for sale.

Prudential Stock Index Fund	45

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Fund did not utilize the SCA during the year ended September 30, 2013.

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Fund’s financial statements.

46

Financial Highlights

Class A Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$32.09	$25.16	$25.34	$23.48	$26.17
Income (loss) from investment operations:
Net investment income	.58	.47	.40	.37	.42
Net realized and unrealized gain (loss) on investment transactions	5.30	6.90	(.20)	1.88	(2.51)
Total from investment operations	5.88	7.37	.20	2.25	(2.09)
Less Dividends:
Dividends from net investment income	(.52)	(.44)	(.38)	(.39)	(.60)
Net asset value, end of year	$37.45	$32.09	$25.16	$25.34	$23.48
Total Return(b):	18.71%	29.60%	.74%	9.63%	(7.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$162,557	$144,851	$118,691	$114,403	$91,654
Average net assets (000)	$153,755	$135,485	$131,565	$104,488	$74,427
Ratios to average net assets(c):
Expenses after advisory fee waiver and expense reimbursement	.54%	.55%	.55%	.56%	.61%
Expenses before advisory fee waiver and expense reimbursement	.76%	.77%	.77%	.78%	.83%
Net investment income	1.69%	1.61%	1.43%	1.50%	2.10%
Portfolio turnover rate	3%	4%	5%	5%	6%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Stock Index Fund	47

Financial Highlights

continued

Class B Shares
	Period Ended July 9,		Year Ended September 30,
	2012(a)(d)		2011(a)	2010(a)	2009(a)	2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$25.09		$25.18	$23.37	$25.92	$33.86
Income (loss) from investment operations:
Net investment income (loss)	(.03)		.07	.15	.27	.23
Net realized and unrealized gain (loss) on investment transactions	5.02		(.01)	1.88	(2.43)	(7.92)
Total from investment operations	4.99		.06	2.03	(2.16)	(7.69)
Less Dividends:
Dividends from net investment income	(.03)		(.15)	(.22)	(.39)	(.25)
Net asset value, end of period	$30.05		$25.09	$25.18	$23.37	$25.92
Total Return(b):	19.89%		.23%	8.73%	(7.86)%	(22.85)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$213		$325	$5,435	$12,538	$29,580
Average net assets (000)	$281		$3,029	$9,615	$15,863	$47,301
Ratios to average net assets(c)(d):
Expenses after advisory fee waiver and expense reimbursement	2.32%	(e)	1.73%	1.46%	1.45%	1.31%
Expenses before advisory fee waiver and expense reimbursement	2.54%		1.95%	1.68%	1.67%	1.52%
Net investment income (loss)	(.12)%	(e)	.27%	.60%	1.37%	.94%
Portfolio turnover rate	4%	(f)(g)	5%	5%	6%	4%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies. Total returns for periods of less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) As of July 9, 2012, the last conversion of Class B shares to Class A shares was completed. There are no Class B shares outstanding and Class B shares are no longer being offered for sale.

(e) Annualized.

(f) Calculated as of September 30, 2012.

(g) Not Annualized.

See Notes to Financial Statements.

48

Class C Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$31.87	$24.99	$25.18	$23.33	$25.90
Income (loss) from investment operations:
Net investment income	.36	.29	.23	.21	.26
Net realized and unrealized gain (loss) on investment and transactions	5.29	6.86	(.19)	1.87	(2.45)
Total from investment operations	5.65	7.15	.04	2.08	(2.19)
Less Dividends:
Dividends from net investment income	(.34)	(.27)	(.23)	(.23)	(.38)
Net asset value, end of year	$37.18	$31.87	$24.99	$25.18	$23.33
Total Return(b):	17.96%	28.78%	.14%	8.96%	(7.98)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,139	$23,924	$20,351	$22,615	$23,032
Average net assets (000)	$25,730	$23,103	$23,884	$23,196	$20,821
Ratios to average net assets(c):
Expenses after advisory fee waiver and expense reimbursement	1.16%	1.17%	1.17%	1.19%	1.41%
Expenses before advisory fee waiver and expense reimbursement	1.38%	1.39%	1.39%	1.41%	1.63%
Net investment income	1.06%	.99%	.81%	.86%	1.33%
Portfolio turnover rate	3%	4%	5%	5%	6%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Stock Index Fund	49

Financial Highlights

continued

Class I Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$32.20	$25.25	$25.43	$23.55	$26.26
Income (loss) from investment operations:
Net investment income	.70	.55	.50	.46	.51
Net realized and unrealized gain (loss) on investment and transactions	5.30	6.94	(.21)	1.89	(2.54)
Total from investment operations	6.00	7.49	.29	2.35	(2.03)
Less Dividends:
Dividends from net investment income	(.63)	(.54)	(.47)	(.47)	(.68)
Net asset value, end of year	$37.57	$32.20	$25.25	$25.43	$23.55
Total Return(b):	19.09%	30.06%	1.08%	10.08%	(6.85)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$222,993	$176,040	$331,595	$322,850	$325,476
Average net assets (000)	$193,507	$214,339	$376,719	$321,048	$288,944
Ratios to average net assets(c):
Expenses after advisory fee waiver and expense reimbursement	.19%	.19%	.19%	.20%	.21%
Expenses before advisory fee waiver and expense reimbursement	.41%	.41%	.41%	.42%	.43%
Net investment income	2.03%	2.00%	1.79%	1.85%	2.53%
Portfolio turnover rate	3%	4%	5%	5%	6%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

50

Class Z Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$32.19	$25.25	$25.42	$23.54	$26.25
Income (loss) from investment operations:
Net investment income	.68	.56	.48	.44	.50
Net realized and unrealized gain (loss) on investment transactions	5.31	6.90	(.20)	1.90	(2.54)
Total from investment operations	5.99	7.46	.28	2.34	(2.04)
Less Dividends:
Dividends from net investment income	(.61)	(.52)	(.45)	(.46)	(.67)
Net asset value, end of year	$37.57	$32.19	$25.25	$25.42	$23.54
Total Return(b):	19.06%	29.94%	1.06%	10.03%	(6.93)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$405,721	$382,510	$336,727	$352,470	$393,887
Average net assets (000)	$390,330	$373,819	$381,784	$383,488	$351,797
Ratios to average net assets(c):
Expenses after advisory fee waiver and expense reimbursement	.25%	.25%	.25%	.26%	.26%
Expenses before advisory fee waiver and expense reimbursement	.47%	.47%	.47%	.48%	.48%
Net investment income	1.98%	1.91%	1.73%	1.79%	2.48%
Portfolio turnover rate	3%	4%	5%	5%	6%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Stock Index Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 8:

We have audited the accompanying statement of assets and liabilities of Prudential Stock Index Fund of Prudential Investment Portfolios 8 (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2013

52

Tax Information

(Unaudited)

For the year ended September 30, 2013, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Stock Index Fund	100.00%	100.00%

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2013.

Prudential Stock Index Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Stock Index Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

    Visit our website at www.prudentialfunds.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Stock Index Fund

(1) The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1996; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

    Visit our website at www.prudentialfunds.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013

Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Stock Index Fund

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

    Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Stock Index Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Stock Index Fund is the sole outstanding series of Prudential Investment Portfolios 8.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

Visit our website at www.prudentialfunds.com

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2012 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by

Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and 10-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper S&P 500 Index Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Visit our website at www.prudentialfunds.com

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund’s performance before expenses outperformed its benchmark index over all periods.
•	The Board concurred with PI’s recommendation to retain the existing management fee waiver so that the effective management fee rate is 0.08% though January 31, 2014.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Stock Index Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Stock Index Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios 8 name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL STOCK INDEX FUND

SHARE CLASS	A	C	I	Z
NASDAQ	PSIAX	PSICX	PDSIX	PSIFX
CUSIP	74441F108	74441F306	74441F405	74441F504

MF174E    0254010-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2013 and September 30, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,500 and $22,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

 Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 8

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 21, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	November 21, 2013